Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
[WILMINGTON TRUST LOGO] WILMINGTON TRUST

News Release
FOR IMMEDIATE RELEASE
WILMINGTON TRUST ANNOUNCES 2008 FIRST QUARTER RESULTS
Board raises dividend for 27th consecutive year
Wilmington, Del., April 18, 2008 – Wilmington Trust Corporation (NYSE: WL) reported today that earnings for the 2008 first quarter were $0.62 per share (on a diluted basis), the same as for the year-ago first quarter. Net income for the 2008 first quarter was $41.4 million, compared to $43.0 million for the year-ago first quarter.
“Significant loan growth, solid growth in Corporate Client Services and Wealth Advisory Services revenue, and stable credit quality were offset by a decline in net interest income due to the market interest rate environment,” said Ted T. Cecala, Wilmington Trust’s chairman and chief executive officer. “Our first quarter results demonstrate, once again, how our diversified business mix helps us generate consistent results, even in the face of a challenging interest rate environment.”
In consideration of the company’s capital strength, the Board of Directors approved a $0.01 increase in the quarterly cash dividend, raising it from $0.335 per share to $0.345 per share. On an annualized basis, this increased the dividend from $1.34 per share to $1.38 per share. The quarterly dividend will be paid on May 15, 2008, to shareholders of record on May 1, 2008.
According to Mergent, Inc.’s Dividend Achievers, only 106 other dividend-paying companies that trade on U.S. exchanges have increased their dividends for 27 or more consecutive years.
Significant factors in first quarter 2008 results
•	The Corporate Client Services (CCS) business remained strong in the face of limited market activity. Total CCS revenue was 8% higher than for the year-ago first quarter, and only $200,000 less than for the 2007 fourth quarter. Revenue from capital markets services was 14% higher than for the year-ago first quarter, and 2% higher than for the 2007 fourth quarter. Contributing to these increases were services that support repackaged municipal and corporate debt, defaults and bankruptcies, and escrow administration.

•	Wealth Advisory Services (WAS) revenue was 8% higher than for the year-ago first quarter, as the effects of business development and expansion into Boston helped offset the effects of financial markets that were lower than their year-ago levels. Compared to the 2007 fourth quarter, WAS revenue was 6% lower, while the corresponding decline in the S&P 500 index was 10%. Management regards the S&P 500 as a good proxy for the equity investments in client portfolios.

•	The Regional Banking business continued to benefit from the well-diversified and stable economy in the mid-Atlantic region, which has not experienced the level of economic downturn seen in some other parts of the United States.

•	Total loan balances, on average, were $8.64 billion. This was 7% higher than for the year-ago first quarter, and 3% higher than for the 2007 fourth quarter.

•	The net charge-off ratio was 5 basis points. This was 7 basis points lower than for the 2007 fourth quarter and 1 basis point higher than for the year-ago first quarter.

•	Approximately $4.9 million of revenue was recorded in other noninterest income for Wilmington Trust’s share of the proceeds from Visa Inc.’s initial public offering. Management does not expect this revenue to recur.

•	Expense growth was modest. Compared to the year-ago first quarter, expenses were $5.1 million higher, mainly because the year-ago period did not include staffing-related expenses associated with the Boston and Luxembourg acquisitions and other expansion investments made during the second half of 2007. Compared to the 2007 fourth quarter, expenses were lower mainly because the trailing quarter expenses included approximately $3.2 million for Wilmington Trust’s share of Visa’s litigation with other companies.
These achievements were offset by:
•	Compression in the net interest margin, which was affected by the substantial reductions in short-term interest rates the Federal Open Market Committee (FOMC) has made since September 2007, and by the company’s asset-sensitive interest rate risk position.

•	Increases in the provision and reserve for loan losses due to the growth in loan balances as well as slight upticks in nonaccruing loans and in the percentages of loans rated watchlisted and substandard in the internal risk rating analysis.

The company is asset-sensitive because most of its loans have floating rates that reprice within 30 days of a rate change, but it typically takes 90 to 120 days for the corresponding adjustments in deposit and other funding costs to occur. In a declining interest rate environment, this timing difference compresses the net interest margin, which historically has not stabilized until funding costs (rates on deposits and other liabilities) more closely match the yields on loans and other assets. The extent of the margin compression depends on the magnitude of rate changes and the pace at which they occur.
Due to the FOMC’s rate reductions since September 2007, short-term market interest rates at the end of the 2008 first quarter were 200 basis points lower than at the end of the 2007 fourth quarter, and 300 basis points lower than at the end of the year-ago first quarter. During the first three months of 2008, this translated into a 65-basis-point decrease in the yield on Wilmington Trust’s interest-earning assets, but only a 46-basis-point decrease in the cost of funds to support earning assets. Between the ends of March 2007 and March 2008, the yield on earning assets fell 95 basis points, but the cost of funds declined only 65 basis points.
As a result, the net interest margin fell to 3.37%. This was 19 basis points lower than for the 2007 fourth quarter, and 30 basis points lower than for the year-ago first quarter. This margin pressure caused net interest income to decline, even though loan balances increased significantly.
The 75-basis-point reduction the FOMC made on March 18, 2008, occurred too late in the quarter to have much effect on the margin for the 2008 first quarter. Management expects continued declines in the margin due to the late March move and any additional FOMC reductions. More information about asset/liability matching and funding sources is in the supplemental financial statement in this release.
Loan portfolio
•	Loans totaling more than $321 million were added during the first three months of 2008, the largest three-month increase since the first quarter of 2006.

•	Most of this growth was in the commercial portfolio. Commercial loan balances topped $6 billion for the first time (on a period-end basis). On average, commercial balances reached $5.94 billion, which was 8% higher than for the year-ago first quarter, and 4% higher than for the 2007 fourth quarter.

•	Within the commercial portfolio, most of the growth was in commercial mortgage loans and commercial and industrial loans (recorded as commercial, financial, and agricultural loans).

•	Most of the commercial mortgage loans added during the 2008 first quarter were for owner-occupied properties, including auto dealerships, schools, and manufacturing and industrial properties. More than half were for properties in Delaware; the rest were mainly in southeastern Pennsylvania and Maryland. Most of the new commercial mortgage loans were with existing clients who, until recent changes in the credit markets, had found more favorable financing terms with specialty mortgage providers.

•	The commercial and industrial loans added during the 2008 first quarter were to clients in a variety of businesses, including the light manufacturing, service, and retail sectors, and used for a variety of working capital, equipment purchase, inventory, and other needs. Geographically, these loans were spread throughout the mid-Atlantic region.

•	Growth in commercial construction loan balances was minimal, with average balances increasing less than 1% during the first three months of 2008.

•	Consumer loan balances exceeded $1.6 billion for the first time on both a period-end and average-balance basis. On average, consumer loan balances were 9% higher than for the year-ago first quarter and 6% higher than for the 2007 fourth quarter. Most of this growth was in indirect loans made mainly through automobile dealers for new as well as late-model used cars.
Credit quality in the 2008 first quarter
•	In the internal risk rating analysis, 96% of total loans outstanding had pass ratings.

•	Compared to the 2007 fourth quarter:
•	Loan balances were $321.6 million higher (on a period-end basis).

•	At $4.7 million, net charge-offs were $5.0 million lower and the net charge-off ratio was 7 basis points lower.

•	Nonaccruing loans increased $5.6 million. Nearly half of this increase was in the consumer portfolio and primarily in indirect loans. Commercial loans to clients in the light manufacturing, retail, dining, and other non-construction sectors accounted for the remainder.

•	In the commercial construction portfolio, nonaccruing loans were unchanged and past-due loans were $0.4 million lower.

•	The amount recorded as other real estate owned (OREO) decreased 98% to $0.2 million, reflecting the successful disposition of Elliott Building Group properties on which the company foreclosed during the 2007 fourth quarter.

•	At 1.21%, the loan loss reserve ratio was 2 basis points higher.

•	At 88 basis points, the nonperforming asset ratio was 7 basis points lower.

•	The past-due loan ratio was 1 basis point higher.
On a percentage basis, the composition of the loan portfolio remained well diversified and relatively unchanged. Additional disclosures about credit quality appear in the financial statement section of this release.
Other items
•	Investment securities balances were lower than in prior periods because, as holdings matured during the first three months of 2008, there were fewer favorable reinvestment opportunities due to the interest rate environment and conditions in the financial markets. Also, there was less need to invest in short-term securities in order to collateralize client accounts that use short-term cash sweeps.

•	On a percentage basis, the composition of the investment securities portfolio was relatively unchanged from prior periods. More information about the investment securities portfolio is in the supplemental financial statement in this release.

•	The company has an aggregate principal amount of $125 million in subordinated long-term debt that will mature on May 1, 2008. In anticipation of this maturity, the company issued $200 million of subordinated long-term debt in 10-year, 8.50% notes on April 1, 2008. The company intends to use the proceeds of this offering to repay the maturing debt, partially fund the planned acquisition of AST Capital Trust Company, and for general corporate purposes. These notes were offered under a registration statement and prospectus initially filed with the Securities and Exchange Commission (SEC) on November 29, 2007, and a prospectus supplement filed with the SEC on March 28, 2008. The offering was fully subscribed upon issue.
Share repurchases
There were no share repurchases during the 2008 first quarter. Under the current 8-million-share program, 4,956,204 shares remain available for repurchase.

Conference call
Management will discuss 2008 first quarter results and outlook for the future in a conference call today at 10:00 a.m. (Eastern). Supporting materials, financial statements, and audio streaming will be available at www.wilmingtontrust.com.
Dial-in information:
•	From inside the United States: (888) 459-5609

•	From outside the United States: (973) 321-1024

•	Conference identification number: 39217324
A rebroadcast of the call will be available from 12:00 p.m. (Eastern) today until 12:00 a.m. (Eastern) on Friday, April 25, by calling (800) 642-1687 inside the United States or (706) 645-9291 outside the United States. Use conference identification number 39217324 to access the rebroadcast.
Forward-looking statements
This presentation contains forward-looking statements that reflect our current expectations about our future performance. These statements rely on a number of assumptions and estimates and are subject to various risks and uncertainties that could cause our actual results to differ from our expectations. Factors that could affect our future financial results include, among other things, changes in national or regional economic conditions; changes in market interest rates; significant changes in banking laws or regulations; increased competition in our businesses; higher-than-expected credit losses; the effects of acquisitions; the effects of integrating acquired entities; a substantial and permanent loss of either client accounts and/or assets under management at Wilmington Trust and/or our affiliate money managers, Cramer Rosenthal McGlynn and Roxbury Capital Management; unanticipated changes in regulatory, judicial, or legislative tax treatment of business transactions; and economic uncertainty created by unrest in other parts of the world.
About Wilmington Trust
Wilmington Trust Corporation (NYSE: WL) is a financial services holding company that provides Regional Banking services throughout the Delaware Valley region, Wealth Advisory Services for high-net-worth clients in 36 countries, and Corporate Client Services for institutional clients in 86 countries.
Its wholly owned bank subsidiary, Wilmington Trust Company, which was founded in 1903, is one of the largest personal trust providers in the United States and the leading retail and commercial bank in Delaware. Wilmington Trust Corporation and its affiliates have offices in California, Connecticut, Delaware, Florida, Georgia, Maryland, Massachusetts, Minnesota, Nevada, New Jersey, New York, Pennsylvania, South Carolina, Vermont, the Cayman Islands, the Channel Islands, London, Dublin, Frankfurt, and Luxembourg. For more information, visit www.wilmingtontrust.com.
Contacts

Investors and analysts:	News media:
Ellen J. Roberts	Bill Benintende
Investor Relations	Public Relations
(302) 651-8069	(302) 651-8268
eroberts@wilmingtontrust.com	wbenintende@wilmingtontrust.com
# # #

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the three months ended March 31, 2008
HIGHLIGHTS

	Three Months Ended

	Mar. 31,	Mar. 31,	%
	2008	2007	Change

OPERATING RESULTS (in millions)
Net interest income	$86.9	$90.8	(4.3)
Provision for loan losses	(10.0)	(3.6)	177.8
Noninterest income	102.8	91.4	12.5
Noninterest expense	115.5	110.4	4.6
Net income	41.4	43.0	(3.7)

PER SHARE DATA
Basic net income	$0.62	$0.63	(1.6)
Diluted net income	0.62	0.62	—
Dividends paid	0.335	0.315	6.3
Book value at period end	16.99	15.90	6.9
Closing price at period end	31.10	42.17	(26.3)
Market range:
High	35.50	44.55	(20.3)
Low	27.78	39.74	(30.1)

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	67,067	68,525	(2.1)
Diluted	67,338	69,659	(3.3)

AVERAGE BALANCE SHEET (in millions)
Investment portfolio	$1,768.3	$2,005.8	(11.8)
Loans	8,636.8	8,072.0	7.0
Earning assets	10,443.6	10,135.1	3.0
Core deposits	5,160.7	4,978.4	3.7
Stockholders’ equity	1,125.5	1,062.2	6.0

STATISTICS AND RATIOS (net income annualized)
Return on average stockholders’ equity	14.79%	16.42%	(9.9)
Return on average assets	1.47%	1.59%	(7.5)
Net interest margin (taxable equivalent)	3.37%	3.67%	(8.2)
Dividend payout ratio	54.35%	50.00%	8.7
Full-time equivalent headcount	2,704	2,593	4.3

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the three months ended March 31, 2008
QUARTERLY INCOME STATEMENT

	Three Months Ended

						% Change From
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Prior	Prior
(In millions)	2008	2007	2007	2007	2007	Quarter	Year

NET INTEREST INCOME
Interest income	$162.4	$177.9	$183.4	$180.8	$180.0	(8.7)	(9.8)
Interest expense	75.5	86.8	89.3	88.0	89.2	(13.0)	(15.4)

Net interest income	86.9	91.1	94.1	92.8	90.8	(4.6)	(4.3)
Provision for loan losses	(10.0)	(9.2)	(8.9)	(6.5)	(3.6)	8.7	177.8

Net interest income after provision for loan losses	76.9	81.9	85.2	86.3	87.2	(6.1)	(11.8)

NONINTEREST INCOME
Advisory fees:
Wealth Advisory Services
Trust and investment advisory fees	39.2	42.9	40.5	38.4	36.9	(8.6)	6.2
Mutual fund fees	6.4	5.9	5.3	5.1	5.1	8.5	25.5
Planning and other services	10.1	10.3	10.3	9.9	9.5	(1.9)	6.3

Total Wealth Advisory Services	55.7	59.1	56.1	53.4	51.5	(5.8)	8.2

Corporate Client Services
Capital markets services	11.6	11.4	10.2	11.2	10.2	1.8	13.7
Entity management services	7.9	8.1	7.4	7.4	7.1	(2.5)	11.3
Retirement services	3.2	3.3	3.0	3.2	3.4	(3.0)	(5.9)
Investment/cash management services	3.3	3.4	3.0	3.0	3.3	(2.9)	—

Total Corporate Client Services	26.0	26.2	23.6	24.8	24.0	(0.8)	8.3

Cramer Rosenthal McGlynn	4.0	5.5	4.2	6.3	4.7	(27.3)	(14.9)
Roxbury Capital Management	0.3	0.4	0.4	0.2	0.1	(25.0)	200.0

Advisory fees	86.0	91.2	84.3	84.7	80.3	(5.7)	7.1
Amortization of affiliate intangibles	(1.2)	(1.3)	(1.2)	(1.1)	(1.1)	(7.7)	9.1

Advisory fees after amortization of affiliate intangibles	84.8	89.9	83.1	83.6	79.2	(5.7)	7.1

Service charges on deposit accounts	7.6	7.3	7.2	7.0	6.8	4.1	11.8
Other noninterest income	10.4	5.3	4.7	6.2	5.4	96.2	92.6
Securities gains/(losses)	—	0.2	(0.2)	0.1	—	(100.0)	—

Total noninterest income	102.8	102.7	94.8	96.9	91.4	0.1	12.5

Net interest and noninterest income	179.7	184.6	180.0	183.2	178.6	(2.7)	0.6

NONINTEREST EXPENSE
Salaries and wages	45.7	45.0	44.1	41.9	41.8	1.6	9.3
Incentives and bonuses	14.5	11.5	10.0	11.4	14.0	26.1	3.6
Employment benefits	14.3	12.0	12.7	11.5	14.6	19.2	(2.1)
Net occupancy	7.5	7.4	7.3	6.8	6.8	1.4	10.3
Furniture, equipment, and supplies	9.8	9.7	10.0	9.8	9.7	1.0	1.0
Other noninterest expense:
Advertising and contributions	2.1	3.2	2.0	2.8	2.7	(34.4)	(22.2)
Servicing and consulting fees	2.5	3.4	2.6	2.8	2.4	(26.5)	4.2
Subadvisor expense	2.7	2.8	2.7	2.5	2.5	(3.6)	8.0
Travel, entertainment, and training	2.4	3.3	2.8	2.4	2.2	(27.3)	9.1
Originating and processing fees	2.4	2.9	2.8	2.7	2.5	(17.2)	(4.0)
Other expense	11.6	15.7	13.8	11.4	11.2	(26.1)	3.6

Total other noninterest expense	23.7	31.3	26.7	24.6	23.5	(24.3)	0.9

Total noninterest expense	115.5	116.9	110.8	106.0	110.4	(1.2)	4.6

Income before income taxes and minority interest	64.2	67.7	69.2	77.2	68.2	(5.2)	(5.9)
Applicable income taxes	22.7	23.6	22.9	28.3	24.6	(3.8)	(7.7)

Net income before minority interest	41.5	44.1	46.3	48.9	43.6	(5.9)	(4.8)
Minority interest	0.1	0.1	0.1	—	0.6	—	(83.3)

Net income	$41.4	$44.0	$46.2	$48.9	$43.0	(5.9)	(3.7)

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the three months ended March 31, 2008
STATEMENT OF CONDITION

						% Change From
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Prior	Prior
(In millions)	2008	2007	2007	2007	2007	Quarter	Year

ASSETS
Cash and due from banks	$291.0	$260.5	$286.3	$231.8	$222.2	11.7	31.0

Federal funds sold and securities purchased under agreements to resell	268.3	134.0	16.5	18.0	68.9	100.2	289.4

Investment securities:
U.S. Treasury	56.8	60.2	101.9	103.8	102.5	(5.6)	(44.6)
Government agencies	473.9	647.0	701.4	634.8	743.9	(26.8)	(36.3)
Obligations of state and political subdivisions	7.3	17.8	18.5	19.0	9.1	(59.0)	(19.8)
Preferred stock	43.3	44.9	62.6	63.8	74.2	(3.6)	(41.6)
Mortgage-backed securities	740.1	730.6	581.9	605.1	656.2	1.3	12.8
Other securities	330.3	368.7	385.1	387.5	391.5	(10.4)	(15.6)

Total investment securities	1,651.7	1,869.2	1,851.4	1,814.0	1,977.4	(11.6)	(16.5)

Loans:
Commercial, financial, and agricultural	2,654.4	2,594.9	2,529.0	2,483.7	2,455.2	2.3	8.1
Real estate — construction	1,809.7	1,780.4	1,759.9	1,747.0	1,665.5	1.6	8.7
Mortgage — commercial	1,593.8	1,463.4	1,388.8	1,390.5	1,378.3	8.9	15.6

Total commercial loans	6,057.9	5,838.7	5,677.7	5,621.2	5,499.0	3.8	10.2

Mortgage — residential	559.6	562.0	566.3	563.1	553.5	(0.4)	1.1
Consumer	1,679.5	1,571.6	1,546.0	1,517.0	1,503.9	6.9	11.7
Secured with liquid collateral	500.4	503.5	546.5	573.4	532.0	(0.6)	(5.9)

Total retail loans	2,739.5	2,637.1	2,658.8	2,653.5	2,589.4	3.9	5.8

Total loans net of unearned income	8,797.4	8,475.8	8,336.5	8,274.7	8,088.4	3.8	8.8
Reserve for loan losses	(106.4)	(101.1)	(101.6)	(97.5)	(94.5)	5.2	12.6

Net loans	8,691.0	8,374.7	8,234.9	8,177.2	7,993.9	3.8	8.7

Premises and equipment	153.2	152.1	148.9	148.6	148.8	0.7	3.0
Goodwill	332.4	330.0	329.0	328.2	291.5	0.7	14.0
Other intangibles	37.0	38.3	38.7	40.1	34.2	(3.4)	8.2
Other assets	279.1	326.9	281.4	273.1	254.0	(14.6)	9.9

Total assets	$11,703.7	$11,485.7	$11,187.1	$11,031.0	$10,990.9	1.9	6.5

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$778.6	$966.2	$827.8	$812.7	$792.0	(19.4)	(1.7)
Interest-bearing:
Savings	780.2	659.8	580.1	497.1	422.7	18.2	84.6
Interest-bearing demand	2,502.6	2,471.8	2,346.7	2,483.1	2,478.6	1.2	1.0
Certificates under $100,000	1,012.0	1,011.4	1,002.4	1,019.8	1,014.2	0.1	(0.2)
Local certificates $100,000 and over	316.1	356.3	389.6	370.8	447.6	(11.3)	(29.4)

Total core deposits	5,389.5	5,465.5	5,146.6	5,183.5	5,155.1	(1.4)	4.5
National certificates $100,000 and over	2,676.5	2,392.0	2,353.1	2,979.3	2,970.6	11.9	(9.9)

Total deposits	8,066.0	7,857.5	7,499.7	8,162.8	8,125.7	2.7	(0.7)

Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	1,777.2	1,775.3	1,915.5	1,149.4	1,153.5	0.1	54.1
U.S. Treasury demand	62.5	77.3	40.9	2.5	—	(19.1)	—
Line of credit and other debt	134.9	139.5	134.0	148.2	—	(3.3)	—

Total short-term borrowings	1,974.6	1,992.1	2,090.4	1,300.1	1,153.5	(0.9)	71.2

Other liabilities	250.9	247.9	231.4	228.8	229.8	1.2	9.2
Long-term debt	268.5	267.8	267.5	267.0	389.5	0.3	(31.1)

Total liabilities	10,560.0	10,365.3	10,089.0	9,958.7	9,898.5	1.9	6.7

Minority interest	0.2	0.1	0.1	0.2	0.2	100.0	—
Stockholders’ equity	1,143.5	1,120.3	1,098.0	1,072.1	1,092.2	2.1	4.7

Total liabilities and stockholders’ equity	$11,703.7	$11,485.7	$11,187.1	$11,031.0	$10,990.9	1.9	6.5

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the three months ended March 31, 2008
AVERAGE STATEMENT OF CONDITION

	2008	2007	2007	2007	2007	% Change From
	First	Fourth	Third	Second	First	Prior	Prior
(In millions)	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Year

ASSETS
Cash and due from banks	$216.9	$209.6	$208.1	$203.4	$213.9	3.5	1.4

Federal funds sold and securities purchased under agreements to resell	38.5	31.9	27.3	37.5	57.3	20.7	(32.8)

Investment securities:
U.S. Treasury	60.5	80.5	103.3	105.0	123.6	(24.8)	(51.1)
Government agencies	553.2	619.5	631.4	652.9	728.9	(10.7)	(24.1)
Obligations of state and political subdivisions	14.3	18.2	18.7	12.6	9.1	(21.4)	57.1
Preferred stock	46.0	49.0	62.5	68.5	85.1	(6.1)	(45.9)
Mortgage-backed securities	734.4	697.0	590.4	633.9	668.8	5.4	9.8
Other securities	359.9	382.6	381.1	393.2	390.3	(5.9)	(7.8)

Total investment securities	1,768.3	1,846.8	1,787.4	1,866.1	2,005.8	(4.3)	(11.8)

Loans:
Commercial, financial, and agricultural	2,602.1	2,521.5	2,454.9	2,500.1	2,466.2	3.2	5.5
Real estate — construction	1,804.9	1,790.2	1,769.2	1,696.7	1,669.8	0.8	8.1
Mortgage — commercial	1,528.2	1,423.5	1,387.3	1,376.9	1,339.9	7.4	14.1

Total commercial loans	5,935.2	5,735.2	5,611.4	5,573.7	5,475.9	3.5	8.4

Mortgage — residential	562.8	564.5	564.4	553.9	542.1	(0.3)	3.8
Consumer	1,653.1	1,556.5	1,533.0	1,503.9	1,512.3	6.2	9.3
Secured with liquid collateral	485.7	499.5	551.5	524.8	541.7	(2.8)	(10.3)

Total retail loans	2,701.6	2,620.5	2,648.9	2,582.6	2,596.1	3.1	4.1

Total loans net of unearned income	8,636.8	8,355.7	8,260.3	8,156.3	8,072.0	3.4	7.0
Reserve for loan losses	(99.8)	(99.4)	(95.8)	(93.3)	(93.2)	0.4	7.1

Net loans	8,537.0	8,256.3	8,164.5	8,063.0	7,978.8	3.4	7.0

Premises and equipment	152.9	150.9	148.5	148.6	150.3	1.3	1.7
Goodwill	329.9	329.1	328.3	307.8	291.4	0.2	13.2
Other intangibles	37.7	38.2	39.4	34.0	34.8	(1.3)	8.3
Other assets	282.0	263.2	259.8	261.3	245.0	7.1	15.1

Total assets	$11,363.2	$11,126.0	$10,963.3	$10,921.7	$10,977.3	2.1	3.5

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$726.4	$723.5	$714.9	$702.6	$749.1	0.4	(3.0)
Interest-bearing:
Savings	714.8	627.3	540.9	463.4	365.3	13.9	95.7
Interest-bearing demand	2,368.2	2,347.6	2,405.8	2,454.7	2,393.4	0.9	(1.1)
Certificates under $100,000	1,016.0	1,005.4	1,007.7	1,014.5	1,012.9	1.1	0.3
Local certificates $100,000 and over	335.3	390.7	376.2	427.2	457.7	(14.2)	(26.7)

Total core deposits	5,160.7	5,094.5	5,045.5	5,062.4	4,978.4	1.3	3.7
National certificates $100,000 and over	2,770.5	2,369.1	2,817.9	2,853.8	2,992.1	16.9	(7.4)

Total deposits	7,931.2	7,463.6	7,863.4	7,916.2	7,970.5	6.3	(0.5)

Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	1,625.6	1,907.4	1,370.4	1,270.0	1,306.8	(14.8)	24.4
U.S. Treasury demand	12.8	12.3	11.0	10.4	5.4	4.1	137.0
Line of credit and other debt	136.3	136.8	139.9	83.2	11.7	(0.4)	N/M

Total short-term borrowings	1,774.7	2,056.5	1,521.3	1,363.6	1,323.9	(13.7)	34.1

Other liabilities	263.5	244.4	223.4	214.2	231.5	7.8	13.8
Long-term debt	268.2	267.7	267.2	307.3	388.8	0.2	(31.0)

Total liabilities	10,237.6	10,032.2	9,875.3	9,801.3	9,914.7	2.0	3.3

Minority interest	0.1	0.1	0.2	0.2	0.4	—	(75.0)
Stockholders’ equity	1,125.5	1,093.7	1,087.8	1,120.2	1,062.2	2.9	6.0

Total liabilities and stockholders’ equity	$11,363.2	$11,126.0	$10,963.3	$10,921.7	$10,977.3	2.1	3.5

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the three months ended March 31, 2008
YIELDS AND RATES

	2008	2007	2007	2007	2007
	First	Fourth	Third	Second	First
YIELDS/RATES (tax-equivalent basis)	Quarter	Quarter	Quarter	Quarter	Quarter

EARNING ASSETS:
Federal funds sold and securities purchased under agreements to resell	3.43%	4.64%	6.36%	5.18%	5.05%

Total investment securities	4.95	5.00	4.94	4.98	4.95

Commercial, financial, and agricultural	6.64	7.39	7.91	7.90	8.04
Real estate — construction	6.53	7.82	8.41	8.56	8.60
Mortgage — commercial	6.72	7.64	8.04	8.02	8.03
Total commercial loans	6.63	7.59	8.10	8.13	8.21

Mortgage — residential	5.82	5.80	5.74	5.87	5.95
Consumer	6.92	7.33	7.48	7.44	7.41
Secured with liquid collateral	5.27	6.51	6.88	6.83	6.81
Total retail loans	6.40	6.84	6.98	6.98	6.98

Total loans	6.56	7.36	7.74	7.77	7.81

Total earning assets	6.27	6.92	7.23	7.23	7.22

FUNDS USED TO SUPPORT EARNING ASSETS:

Core deposits
Savings	2.65	2.92	2.63	2.07	1.29
Interest-bearing demand	1.05	1.26	1.45	1.44	1.46
Certificates under $100,000	4.18	4.27	4.23	4.45	4.35
Local certificates $100,000 and over	4.44	4.85	4.78	4.55	5.00
Core interest-bearing deposits	2.28	2.51	2.54	2.51	2.52

National certificates $100,000 and over	4.44	5.23	5.41	5.40	5.43

Total interest-bearing deposits	3.11	3.46	3.67	3.66	3.73

Short-term borrowings	3.53	4.64	5.00	5.09	4.97

Long-term debt	6.29	5.78	6.02	6.43	6.86

Total interest-bearing liabilities	3.28	3.80	3.97	3.97	4.05

Total funds used to support earning assets	2.90	3.36	3.50	3.50	3.55

Net interest margin (tax-equivalent basis)	3.37	3.56	3.73	3.73	3.67

Year-to-date net interest margin	3.37	3.67	3.71	3.70	3.67

Prime rate	6.27	7.58	8.18	8.25	8.25

Tax-equivalent net interest income (in millions)	$87.7	$92.0	$95.1	$93.8	$91.9

Average earning assets at historical cost	$10,468.0	$10,258.9	$10,113.9	$10,082.8	$10,163.3
Average fair valuation adjustment on investment securities available for sale	(24.4)	(24.5)	(38.9)	(22.9)	(28.2)

Average earning assets	$10,443.6	$10,234.4	$10,075.0	$10,059.9	$10,135.1

Average rates are calculated using average balances based on historical cost and do not reflect fair valuation adjustments.

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the three months ended March 31, 2008
CREDIT QUALITY

	Three Months Ended

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(Dollars in millions)	2008	2007	2007	2007	2007

NONPERFORMING ASSETS AT PERIOD-END
Nonaccruing loans:
Commercial, financial, and agricultural	$25.6	$23.8	$12.1	$11.0	$10.3
Commercial real estate — construction	9.9	9.9	21.2	13.6	—
Commercial mortgage	8.2	7.1	8.7	9.1	3.9
Consumer and other retail	9.7	7.0	12.1	11.6	8.9

Total nonaccruing loans	53.4	47.8	54.1	45.3	23.1
Other real estate owned (OREO)	0.2	9.1	0.2	0.2	4.8
Renegotiated loans	24.1	23.7	19.2	0.2	4.7

Total nonperforming loans	77.7	80.6	73.5	45.7	32.6

Loans past due 90 days or more:
Commercial, financial, and agricultural	3.7	2.4	9.4	6.4	2.3
Commercial real estate — construction	0.3	0.7	0.7	1.0	1.6
Commercial mortgage	—	1.3	1.1	1.4	0.4
Consumer and other retail	10.6	9.3	5.8	4.8	3.0

Total loans past due 90 days or more	14.6	13.7	17.0	13.6	7.3

NET CHARGE-OFFS
Loans charged off:
Commercial, financial, and agricultural	$0.7	$1.3	$0.6	$1.4	$1.0
Commercial real estate — construction	0.3	2.3	0.6	—	—
Commercial mortgage	—	1.2	0.1	—	—
Consumer and other retail	5.4	6.7	5.5	4.4	4.3

Total loans charged off	6.4	11.5	6.8	5.8	5.3
Recoveries on loans previously charged off:
Commercial, financial, and agricultural	0.1	—	0.2	0.3	0.5
Commercial real estate — construction	—	—	—	—	—
Commercial mortgage	—	—	—	—	0.2
Consumer and other retail	1.6	1.8	1.8	2.0	1.3

Total recoveries	1.7	1.8	2.0	2.3	2.0

Net loans charged off	4.7	9.7	4.8	3.5	3.3

RATIOS
Period-end reserve to loans	1.21%	1.19%	1.22%	1.18%	1.17%
Period-end non-performing assets to loans	0.88	0.95	0.88	0.55	0.40
Period-end loans past due 90 days to total loans	0.17	0.16	0.20	0.16	0.09
Quarterly net charge-offs to average loans (not annualized)	0.05	0.12	0.06	0.04	0.04
Year-to-date net charge-offs to average loans	0.05	0.26	0.14	0.08	0.04

INTERNAL RISK RATING
Pass	95.62%	96.03%	96.01%	96.81%	96.89%
Watchlisted	2.98	2.69	2.62	2.27	2.32
Substandard	1.39	1.27	1.36	0.91	0.77
Doubtful	0.01	0.01	0.01	0.01	0.01

LOAN PORTFOLIO COMPOSITION
Commercial, financial, and agricultural	30%	31%	30%	30%	30%
Commercial real estate — construction	21	21	21	21	21
Commercial mortgage	18	17	17	17	17
Residential mortgage	6	6	7	7	7
Consumer	19	19	18	18	19
Secured by liquid collateral	6	6	7	7	6

COMMERCIAL REAL ESTATE — CONSTRUCTION DETAIL
Project type:
Residential real estate construction	53%	52%	54%	53%	53%
Land development	21	21	19	18	19
Retail and office	13	14	13	13	14
Owner-occupied	5	5	6	6	6
Multi-family	2	2	2	2	2
Other	6	6	6	8	6
Geographic location:
Delaware	61%	61%	59%	59%	59%
Pennsylvania	25	25	27	26	26
Maryland	6	7	7	8	7
New Jersey	5	4	4	5	6
Other	3	3	3	2	2

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the three months ended March 31, 2008
SUPPLEMENTAL INFORMATION

	Three Months Ended

						% Change From:
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Prior	Prior
	2008	2007	2007	2007	2007	Quarter	Year

NET INCOME
Net income per share
Basic	$0.62	$0.66	$0.68	$0.71	$0.63	(6.1)	(1.6)
Diluted	0.62	0.65	0.67	0.70	0.62	(4.6)	—
Weighted average shares outstanding (in thousands)
Basic	67,067	67,174	67,698	68,403	68,525
Diluted	67,338	67,749	68,582	69,435	69,659
Net income as a percentage of:
Average assets	1.47%	1.57%	1.67%	1.80%	1.59%
Average stockholders’ equity	14.79	15.96	16.85	17.51	16.42

ASSETS UNDER MANAGEMENT * (in billions)
Wilmington Trust	$33.7	$34.5	$33.2	$31.9	$31.8	(2.3)	6.0
Wilmington Trust FSB, MA (formerly Bingham Legg Advisers)	1.3	1.4	1.3	1.3	—	(7.1)	—
Roxbury Capital Management	2.1	2.5	2.8	3.0	3.1	(16.0)	(32.3)
Cramer Rosenthal McGlynn	10.9	11.4	11.8	11.9	11.2	(4.4)	(2.7)

Combined assets under management	$48.0	$49.8	$49.1	$48.1	$46.1	(3.6)	4.1

* Assets under management include estimates for values associated with certain assets that lack readily ascertainable values, such as limited partnership interests.

ASSETS UNDER ADMINISTRATION ** (in billions)
Wilmington Trust	$120.7	$124.3	$121.6	$120.1	$112.1	(2.9)	7.7

** Includes Wilmington Trust assets under management

INVESTMENT MIX OF ASSETS MANAGED BY WILMINGTON TRUST
Equities	45%	47%	49%	49%	48%
Fixed income	22	23	23	22	27
Other	33	30	28	29	25

CAPITAL (in millions, except per share amounts)
Average stockholders’ equity	$1,125.5	$1,093.7	$1,087.8	$1,120.2	$1,062.2	2.9	6.0
Period-end primary capital	1,249.9	1,221.4	1,199.6	1,169.6	1,186.7	2.3	5.3
Per share:
Book value	16.99	16.70	16.23	15.77	15.90	1.7	6.9
Quarterly dividends declared	0.335	0.335	0.335	0.335	0.315	—	6.3
Year-to-date dividends declared	0.335	1.32	0.985	0.65	0.315
Average stockholders’ equity to assets	9.90%	9.83%	9.92%	10.26%	9.68%
Total risk-based capital ratio	11.10	11.21	11.54	11.54	12.53
Tier 1 risk-based capital ratio	7.67	7.73	7.96	8.00	8.64
Tier 1 leverage capital ratio	7.17	7.18	7.31	7.37	7.64

INVESTMENT SECURITIES PORTFOLIO
Average life (in years)	4.47	4.45	4.66	5.08	4.59
Average duration	1.90	1.97	1.85	2.19	2.05
Percentage invested in fixed rate instruments	81%	82%	81%	80%	81%

FUNDING (on average)
Percentage from core deposits	53%	54%	57%	58%	58%
Percentage from national funding	29	25	27	27	27
Percentage from short-term borrowings	18	21	16	15	15

ASSET — LIABILITY MATCHING
As a percentage of total balances at period-end:
Loans outstanding with floating rates	71%	71%	71%	73%	73%
Commercial loans tied to a prime rate	58	59	60	61	61
Commercial loans tied to the 30-day LIBOR	35	36	35	33	34

National CDs and short-term borrowings maturing in 90 days or less	83%	78%	80%	76%	82%

FULL-TIME EQUIVALENT HEADCOUNT
Full-time equivalent headcount	2,704	2,672	2,658	2,597	2,593

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the three months ended March 31, 2008
QUARTERLY BUSINESS SEGMENT REPORT

	Three Months Ended

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(In millions)	2008	2007	2007	2007	2007

REGIONAL BANKING
Net interest income	$80.3	$84.3	$87.6	$86.4	$83.7
Provision for loan losses	(9.3)	(7.0)	(7.8)	(6.1)	(3.6)
Noninterest income	17.9	13.2	12.1	13.6	12.4
Noninterest expense	41.8	45.6	42.8	40.5	41.9

Income before taxes & minority interest	47.1	44.9	49.1	53.4	50.6

Regional Banking efficiency ratio	42.22%	46.34%	42.54%	40.14%	43.20%

WEALTH ADVISORY SERVICES
Net interest income	$6.1	$6.4	$6.4	$6.1	$6.3
Provision for loan losses	(0.7)	(2.2)	(1.1)	(0.4)	—
Noninterest income	52.8	56.1	53.2	51.1	49.2
Noninterest expense	50.6	48.9	46.5	44.7	47.9

Income before taxes & minority interest	7.6	11.4	12.0	12.1	7.6

Wealth Advisory Services efficiency ratio	85.91%	78.24%	77.89%	78.01%	86.15%

CORPORATE CLIENT SERVICES
Net interest income	$2.9	$3.3	$3.1	$3.5	$3.8
Provision for loan losses	—	—	—	—	—
Noninterest income	28.0	27.7	25.1	25.9	25.2
Noninterest expense	23.1	22.4	21.5	20.8	20.6

Income before taxes & minority interest	7.8	8.6	6.7	8.6	8.4

Corporate Client Services efficiency ratio	74.76%	72.26%	76.24%	70.75%	71.03%

AFFILIATE MANAGERS *
Net interest income	$(2.4)	$(2.9)	$(3.0)	$(3.2)	$(3.0)
Provision for loan losses	—	—	—	—	—
Noninterest income	4.1	5.7	4.4	6.3	4.6
Noninterest expense	—	—	—	—	—

Income before taxes & minority interest	1.7	2.8	1.4	3.1	1.6

TOTAL WILMINGTON TRUST CORPORATION
Net interest income	$86.9	$91.1	$94.1	$92.8	$90.8
Provision for loan losses	(10.0)	(9.2)	(8.9)	(6.5)	(3.6)
Noninterest income	102.8	102.7	94.8	96.9	91.4
Noninterest expense	115.5	116.9	110.8	106.0	110.4

Income before taxes & minority interest	$64.2	$67.7	$69.2	$77.2	$68.2

Corporation efficiency ratio	60.63%	60.04%	58.35%	55.58%	60.26%

*	Affiliate managers comprise Cramer Rosenthal McGlynn and Roxbury Capital Management.

Segment data for prior periods may differ from previously published figures due to changes in reporting methodology and/or organizational structure.

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the three months ended March 31, 2008
YEAR-TO-DATE BUSINESS SEGMENT REPORT

	Three Months Ended

	Mar. 31,	Mar. 31,	$	%
(In millions)	2008	2007	Change	Change

REGIONAL BANKING
Net interest income	$80.3	$83.7	$(3.4)	(4.1)
Provision for loan losses	(9.3)	(3.6)	5.7	158.3
Noninterest income	17.9	12.4	5.5	44.4
Noninterest expense	41.8	41.9	(0.1)	(0.2)

Income before taxes & minority interest	47.1	50.6	(3.5)	(6.9)

Regional Banking efficiency ratio	42.22%	43.20%

WEALTH ADVISORY SERVICES
Net interest income	$6.1	$6.3	$(0.2)	(3.2)
Provision for loan losses	(0.7)	—	(0.7)	—
Noninterest income	52.8	49.2	3.6	7.3
Noninterest expense	50.6	47.9	2.7	5.6

Income before taxes & minority interest	7.6	7.6	—	—

Wealth Advisory Services efficiency ratio	85.91%	86.15%

CORPORATE CLIENT SERVICES
Net interest income	$2.9	$3.8	$(0.9)	(23.7)
Provision for loan losses	—	—	—	—
Noninterest income	28.0	25.2	2.8	11.1
Noninterest expense	23.1	20.6	2.5	12.1

Income before taxes & minority interest	7.8	8.4	(0.6)	(7.1)

Corporate Client Services efficiency ratio	74.76%	71.03%

AFFILIATE MANAGERS *
Net interest income	$(2.4)	$(3.0)	$0.6	20.0
Provision for loan losses	—	—	—	—
Noninterest income	4.1	4.6	(0.5)	(10.9)
Noninterest expense	—	—	—	—

Income before taxes & minority interest	1.7	1.6	0.1	6.3

TOTAL WILMINGTON TRUST CORPORATION
Net interest income	$86.9	$90.8	$(3.9)	(4.3)
Provision for loan losses	(10.0)	(3.6)	6.4	177.8
Noninterest income	102.8	91.4	11.4	12.5
Noninterest expense	115.5	110.4	5.1	4.6

Income before taxes & minority interest	$64.2	$68.2	$(4.0)	(5.9)

Corporation efficiency ratio	60.63%	60.26%

*	Affiliate managers comprise Cramer Rosenthal McGlynn and Roxbury Capital Management.

Segment data for prior periods may differ from previously published figures due to changes in reporting methodology and/or organizational structure.